Exhibit 10(d)

FOURTH AMENDMENT
TO
CREDIT AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT, dated as of July 31, 2006 (this “Amendment”), is entered into by and among PPL Receivables Corporation (“Borrower”), PPL Electric Utilities Corporation (“PPL Electric”), Variable Funding Capital Company LLC (successor to Blue Ridge Asset Funding Corporation) (“VFCC”), and Wachovia Bank, National Association (together with its successors and assigns, the “Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, the Borrower, PPL Electric, VFCC and the Agent are parties to that certain Credit and Security Agreement, dated as of August 1, 2004 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

WHEREAS, the parties to the Agreement wish to amend the Agreement in certain respects as hereinafter described;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments. The Agreement is hereby amended in the following ways:

(i) Section 14.5 is hereby amended and restated in its entirety to read as follows:

“Section 14.5  Confidentiality.

(a) Each PPL Electric Party and each Lender shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the PPL Electric Parties, the Agent and the Lenders and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such PPL Electric Party and such Lender and its officers and employees may disclose such information to such PPL Electric Party’s and such Lender’s respective external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

(b) Anything herein to the contrary notwithstanding, each PPL Electric Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Liquidity Banks or VFCC by each other, (ii) by the Agent or the Lenders to any prospective or actual assignee or participant of any of them and (iii) by the Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to VFCC and to any officers, directors, employees, advisors, outside accountants and attorneys of any of the foregoing, provided that each such Person is informed of the confidential nature of such information. In addition, the Lenders and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).”

(ii) Clause (iv) of the definition of “Eligible Receivable” in Exhibit I of the Agreement is hereby amended and restated in its entirety to read as follows:

“(iv)  which is not a Defaulted Receivable;”.

(iii) The definition of “Facility Termination Date” in Exhibit I of the Agreement is hereby amended and restated in its entirety to read as follows:

“Facility Termination Date: The earlier of (i) the Liquidity Termination Date, (ii) the Amortization Date and (iii) July 30, 2007.”

(iv) The definition of “Five-Year Credit Agreement” in Exhibit I of the Agreement is hereby amended and restated in its entirety to read as follows:

“Five-Year Credit Agreement: That certain Second Amended and Restated Five-Year Credit Agreement, dated as of June 9, 2006, by and among Originator, the Lenders from time to time party thereto, Wachovia Bank, National Association, Barclays Bank PLC, Citibank, N.A., Wachovia Capital Markets, LLC, Barclays Capital, CitiGroup Global Markets, Inc., UBS Loan Finance, LLC and JPMorgan Chase Bank, as may be modified, amended or restated from time to time.”

SECTION 2. Reference to and Effect on the Agreement and the Related Documents. Upon the effectiveness of this Amendment, (i) each of the Borrower and PPL Electric hereby reaffirms all representations and warranties made by it in the Agreement and agrees that all such representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Borrower and PPL Electric hereby represents and warrants that no Amortization Event or Unmatured Amortization Event shall have occurred and be continuing and (iii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

SECTION 3. Effect. Upon the execution and delivery of counterparts of this Amendment by each of the parties hereto, this Amendment shall be effective as of the date of receipt by the Agent of all executed signature pages. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

SECTION 4. Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law).

SECTION 5. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PPL RECEIVABLES CORPORATION

By: _______________________________________
Name:_____________________________________
Title:______________________________________

PPL ELECTRIC UTILITIES CORPORATION

By: _______________________________________
Name:_____________________________________
Title:______________________________________

VARIABLE FUNDING CAPITAL COMPANY LLC
By: Wachovia Capital Markets, LLC,
        as Attorney-In-Fact

By: _______________________________________
Name:_____________________________________
Title:______________________________________

WACHOVIA BANK,
NATIONAL ASSOCIATION,
as a Liquidity Bank and as Agent

By: _______________________________________
Name:_____________________________________
Title:______________________________________

[Signature page to Fourth Amendment to CSA - PPL]